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                                                                    EXHIBIT 10.H

                                                                    May 28, 1998
$1,947,880.00                                                 New York, New York

                                 PROMISSORY NOTE

         Napco Security Systems, Inc., a Delaware corporation, (the "Company"), for value received, hereby promises to pay to Kenneth Rosenberg (the "Holder"), the sum of $1,947,880.00 plus interest thereon at the rate of 8% per annum as follows: (i) on April 1, 1999, the Company shall pay Holder $400,000.00, which shall be applied first to pay the accrued interest from the date hereof to the date of payment, and second to reduce the principal balance of the Note; and
(ii) the balance of the principal amount of the Note, plus interest thereon, at the rate of 8% per annum, from April 1, 1999 through July 31, 1999, shall be payable in 36 consecutive equal monthly installments of principal and interest beginning on August 1, 1999 in accordance with the payment schedule annexed hereto. Notwithstanding the foregoing, if the Company sells all or substantially all of the Company's assets or common stock for cash, all amounts outstanding hereunder shall become immediately due and payable. The Company may prepay this
Note in whole or in part without premium or penalty at any time.

         1. Payments.

                  (a) The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder.

                  (b) In the event that a court of competent jurisdiction shall finally determine that the Company shall have paid or agreed to pay hereunder or under any other agreement between the parties interest or other charges in excess of the maximum rate permitted by law, it is the express intent of the Company and the Holder that all such excess amounts shall, at the option of the Holder, be held as cash collateral to secure the payment of this Note (reimbursable to the Company to the extent of any excess after payment to the Holder of all sums lawfully payable hereunder), and the provisions of this Note shall be immediately deemed reformed and amounts thereafter collectible hereunder reduced, without necessity of execution of a new document, so as to comply with the determination of such court, but so as to permit the recovery of the fullest amount otherwise provided for in this Note.

         2. Events of Default. The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

         (a) A default in the payment of any amount due on the Note, when and as the same shall become due and payable, which remains uncured for a period of 10 days after written notice from Holder.

         (b) The entry of a decree or order by a court having jurisdiction adjudging the Company a bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law,

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and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or similar of official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it, in writing, of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

         3. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default under this Note, in addition to all other legal and equitable rights and remedies available to the Holder hereunder, all amounts outstanding under this Note shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Company and the Company shall immediately issue that number of Shares, defined below, then subject to the Security Interest also defined below. Pending such issuance, the Holder shall nevertheless immediately upon an Event of Default be deemed to be a Shareholder of the Company for any and all purposes and have all rights attendant thereto, including voting rights for the amount of Shares so required to be issued.

         4. Security. As security for the performance of the Company's obligations hereunder, the Company hereby grants the Holder a first priority security interest (the "Security Interest") in 650,000 shares of the Company's common stock (the "Shares") which are in the Company's treasury and which are part of the shares that the Company is acquiring from the Holder simultaneously with the execution and delivery of this Note. The Security Interest granted hereby shall also extend to: (i) all shares representing a dividend on any of the Shares, or resulting from a split-up, revision, reclassification or other like change of the Shares or otherwise received in exchange therefor; and (ii) in case of any consolidation or merger in which the Company is not the surviving corporation, all shares of each class of the capital stock of the successor corporation formed by or resulting from such consolidation or merger (collectively, the "Collateral"). The Security Interest on such Shares shall be released as follows: 150,000 Shares shall be released upon payment of $400,000.00 on April 1, 1999 and 1/3 of the balance of the Shares shall be released on July 31, 2001 provided all payments due prior to such date shall have been made on a timely basis. Upon payment in full, all Shares shall be released from the Security Interest. The Company hereby agrees that the financial statements contained in its filings with the Securities and Exchange Commission shall disclose the existence and extent of the Holder's lien on the Shares and his rights and remedies with respect to an Event of Default hereunder.

         5. Rights with Respect to the Collateral

                  (a) If an Event of Default shall have occurred, then while such Event of Default shall continue, all dividends and other distributions on the Collateral shall be paid directly to the Holder in reduction of the obligations under this Note.

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                  (b) During the period during which an Event of Default shall have occurred and be continuing:

                        (i) the Holder shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Holder were the sole and absolute owner thereof (and the Pledgor shall take all such action as may be appropriate to give effect to such right);

                        (ii) the Holder, upon 10 business days' prior written notice to the Company of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Holder, may sell all or any part of such Collateral, at such place or places as the Holder deems best, at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as may be required above or by applicable statute and cannot be waived).

                  (c) If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to clause (b) above are insufficient to cover the costs and expenses of such realization and the payment in full of the amounts due under this Note, the Company shall remain liable for any deficiency.

                  (d) Except as otherwise herein expressly provided, the proceeds of any sale of all or any part of the Collateral pursuant hereto, shall be applied:


                  First, to the payment of the reasonable costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses to the Holder and the reasonable fees and expenses of its agents and counsel;

                  Next, to the payment in full of the obligations under the Note, and;

                  Finally, to the payment to the Company of any surplus then remaining.

                  6. Miscellaneous.

                        (a) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor and denomination.

                        (b) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such

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remedies may be exercised singly or concurrently.

                        (c) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

                        (d) In any action, suit or proceeding to enforce the Holder's rights hereunder, as part of any judgment, the Court shall award Holder his reasonable costs and expenses (including reasonable attorneys fees) incurred in connection with enforcing such rights.

                        (e) The Company irrevocably consents to the jurisdiction of the courts of the States of New York and Florida and of any federal court located in such States in connection with any action or proceeding arising out of or relating to this Note. By accepting this Note, Holder and the Company each agree to waive their right to a jury trial.

                        (f) The Company shall be responsible and pay any and all documentary stamps and/or fees and taxes, if any, which may be applicable in connection with issuance of this Note.


                  IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                          NAPCO Security Systems, Inc.

                                    By:   /s/ RICHARD SOLOWAY
                                          Richard Soloway, an Authorized Officer





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